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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2000

                                ZAMBA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      0-22718                                             41-1636021
(Commission File No.)                          (IRS Employer Identification No.)

                            7301 OHMS LANE, SUITE 200
                          MINNEAPOLIS, MINNESOTA 55439
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (612) 832-9800

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ITEM 5.  OTHER EVENTS.

For January 2000, Zamba Corporation recorded unaudited net revenues of Two Million, Seven Hundred Ninety Thousand Dollars, $2,793,000, unaudited earnings before interest, taxes, amortization and other non-cash related charges (excluding depreciation) of Two Hundred Forty-eight Thousand Dollars, $248,000, and an unaudited net loss of Seventy Thousand Dollars, ($70,000).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (a) Financial Statements

         None.

(b) Pro forma Financial Statements

         None.

(c) Exhibits

         None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ZAMBA CORPORATION


                               By:  /s/ PAUL D. EDELHERTZ
                                    --------------------------------------------
                                    Paul D. Edelhertz
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated: March 8, 2000